UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 3, 2024

GANNETT CO., INC.
(Exact name of registrant as specified in its charter)

Delaware			001-36097	38-3910250
(State or Other Jurisdiction of Incorporation or Organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

175 Sully's Trail, Suite 203,	Pittsford,	New York		14534-4560
(Address of principal executive offices)				(Zip Code)

(585)	598-0030
(Registrant's telephone number, including area code)			(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	GCI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described below in Item 5.07 of this Current Report on Form 8-K, on June 3, 2024, at the Annual Meeting of Stockholders (the "Annual Meeting") of Gannett Co., Inc. (the "Company"), the Company's stockholders approved an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Charter"), to allow for exculpation of certain of the Company's officers to the extent permitted by Delaware law. On June 3, 2024, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Charter that sets forth the Amendment (the "Certificate of Amendment").

A description of the Amendment is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024, in the section entitled "Proposal No. 4 – Approval of an Amendment to our Charter to Reflect Delaware Law Provisions Regarding Officer Exculpation." The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Company held on June 3, 2024, the stockholders of the Company voted on the matters described below. As of April 9, 2024, the record date for the Annual Meeting, holders of 147,547,609 shares of common stock of the Company were entitled to vote.

Proposal 1. The Company's stockholders elected the following nine director nominees to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The results of the vote are summarized in the table below.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes*
Maha Al-Emam	102,035,701	631,327	19,847,539
Theodore P. Janulis	100,964,276	1,702,752	19,847,539
John Jeffry Louis III	100,791,287	1,875,741	19,847,539
Michael E. Reed	101,727,117	939,911	19,847,539
Amy Reinhard	101,620,422	1,046,606	19,847,539
Debra A. Sandler	100,677,512	1,989,516	19,847,539
Kevin M. Sheehan	101,609,789	1,057,239	19,847,539
Laurence Tarica	100,949,161	1,717,867	19,847,539
Barbara W. Wall	101,602,804	1,064,224	19,847,539

Proposal 2. The Company's stockholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions
120,415,863	2,023,205	75,499

Proposal 3. The Company's stockholders approved, on an advisory basis, the Company's executive compensation. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
100,188,916	2,379,781	98,331	19,847,539

Proposal 4. The Company's stockholders approved an amendment to the Company's Charter to reflect Delaware law provisions regarding officer exculpation, subject to the Board of Director's discretion not to implement such amendment. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
100,939,383	1,611,248	116,397	19,847,539

Proposal 5. The Company's stockholders did not approve an amendment to the Company's Amended and Restated Bylaws (the "Bylaws") to implement majority voting in uncontested director elections. Approval of this proposal would have required the affirmative vote of at least 80% of the voting power of the Company's issued and outstanding shares. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
101,910,352	629,152	127,524	19,847,539

Proposal 6a. The Company's stockholders did not approve an amendment to the Charter to eliminate the supermajority voting requirement applicable to the amendment of certain provisions of the Charter. Approval of this proposal would have required the affirmative vote of at least 80% of the voting power of the Company's issued and outstanding shares. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
101,685,871	854,948	126,209	19,847,539

Proposal 6b. The Company's stockholders did not approve amendments to the Charter and Bylaws to eliminate the supermajority voting requirements applicable to the amendment of the Bylaws. Approval of this proposal would have required the affirmative vote of at least 80% of the voting power of the Company's issued and outstanding shares. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
101,716,606	879,593	70,829	19,847,539

Proposal 6c. The Company's stockholders did not approve amendments to the Charter and Bylaws to eliminate the supermajority voting requirements applicable to remove directors and to appoint directors in the event that the entire Board of Directors is removed. Approval of this proposal would have required the affirmative vote of at least 80% of the voting power of the Company's issued and outstanding shares. The results of the vote are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
101,676,408	860,973	129,647	19,847,539

* Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange ("NYSE") from voting on a particular matter. Under NYSE rules, when a broker holding shares in "street name" does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who did not receive instructions were entitled to vote on the ratification of the appointment of the independent registered public accounting firm but not entitled to vote on any other proposals at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Location
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Gannett Co., Inc., dated June 3, 2024	Filed herewith.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)	Attached.

Use of Website to Distribute Material Company Information

The Company's website is www.gannett.com. Information contained on the Company's website is not part of this Current Report on Form 8-K. The Company uses its website as a distribution channel for material company information. Financial and other important information regarding the Company is routinely posted on and accessible on the Investor Relations and News and Events subpages of the Company's website, which are accessible by clicking on the tab labeled "Investor Relations" and "News and Events", respectively, on the website home page. Therefore, investors should look to the Investor Relations, and News and Events subpages of the Company's website for important and time-critical information.

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: June 4, 2024	By:	/s/ Douglas E. Horne
Douglas E. Horne
Chief Financial Officer (principal financial officer)